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                                   APPENDIX A


                         List of Funds and Their Classes



1.       Delaware Group Delaware Fund, Inc.

                  Delaware Fund

                           Delaware Fund A Class
                           Delaware Fund B Class
                           Delaware Fund C Class
                           Delaware Fund Institutional Class

                  Devon Fund

                           Devon Fund A Class
                           Devon Fund B Class
                           Devon Fund C Class
                           Devon Fund Institutional Class

2.       Delaware Group Trend Fund, Inc.

                           Trend Fund A Class
                           Trend Fund B Class
                           Trend Fund C Class
                           Trend Fund Institutional Class

3.       Delaware Group Equity Funds IV, Inc.

                  DelCap Fund

                           DelCap Fund A Class
                           DelCap Fund B Class
                           DelCap Fund C Class
                           DelCap Fund Institutional Class

                  Capital Appreciation Fund (Added November 29, 1996)

                           Capital Appreciation Fund A Class
                           Capital Appreciation Fund B Class
                           Capital Appreciation Fund C Class
                           Capital Appreciation Fund Institutional Class

4.       Delaware Group Equity Funds V, Inc.

                  Value Fund

                           Value Fund A Class
                           Value Fund B Class
                           Value Fund C Class
                           Value Fund Institutional Class


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                  Retirement Income Fund (Added November 29, 1996)

                           Retirement Income Fund A Class
                           Retirement Income Fund B Class
                           Retirement Income Fund C Class
                           Retirement Income Fund Institutional Class

5.       Delaware Group Decatur Fund, Inc.

                  Decatur Income Fund

                           Decatur Income Fund A Class
                           Decatur Income Fund B Class
                           Decatur Income Fund C Class
                           Decatur Income Fund Institutional Class

                  Decatur Total Return Fund

                           Decatur Total Return Fund A Class
                           Decatur Total Return Fund B Class
                           Decatur Total Return Fund C Class
                           Decatur Total Return Fund Institutional Class

6.       Delaware Group Global & International Funds, Inc.

                  International Equity Series

                           International Equity Fund A Class
                           International Equity Fund B Class
                           International Equity Fund C Class
                           International Equity Fund Institutional Class

                  Global Bond Series

                           Global Bond Fund A Class
                           Global Bond Fund B Class
                           Global Bond Fund C Class
                           Global Bond Fund Institutional Class

                  Global Assets Series

                           Global Assets Fund A Class
                           Global Assets Fund B Class
                           Global Assets Fund C Class
                           Global Assets Fund Institutional Class




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                  Emerging Markets Series (Added May 1, 1996)

                           Emerging Markets Fund A Class
                           Emerging Markets Fund B Class
                           Emerging Markets Fund C Class
                           Emerging Markets Fund Institutional Class

7.       Delaware Group Income Funds, Inc.

                  Strategic Income Fund (Added September 30, 1996)

                           Strategic Income Fund A Class
                           Strategic Income Fund B Class
                           Strategic Income Fund C Class
                           Strategic Income Fund Institutional Class